UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2011

AG Mortgage Investment Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-35151	27-5254382
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 26th Floor New York, New York		10167
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 692-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 11, 2011, AG Mortgage Investment Trust, Inc. (the “registrant”) issued a press release announcing that it has substantially completed the deployment of the capital that it raised both in its initial public offering and its concurrent private placement, together which closed on July 6, 2011, and through the exercise of the underwriters’ overallotment option, which closed on July 20, 2011, and announcing the composition of its initial portfolio. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated August 11, 2011, issued by AG Mortgage Investment Trust, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AG Mortgage Investment Trust, Inc.

By:	/s/ Frank Stadelmaier
Frank Stadelmaier
Chief Financial Officer and Principal Accounting Officer

Date: August 11, 2011

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated August 11, 2011, issued by AG Mortgage Investment Trust, Inc.